--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 15, 2000


                              SUNTERRA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                  000-21193                        95-4582157
----------------------------  ------------------------    ---------------------------------
 (State or other jurisdiction  (Commission File Number)    (IRS Employer Identification No.)
        of incorporation)

                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                  407-532-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                  Page 1 of 4
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

       See press release dated March 15, 2000 entitled "Sunterra Corp. Reports Losses per Share of $1.63 for the 1999 Fourth Quarter; and $.48 for the Full Year" attached hereto as Exhibit 99.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)    Exhibits

           EXHIBIT NO.    DESCRIPTION                                  PAGE NO.
           -----------    -----------                                  --------

                99        Press release dated March 15, 2000
                          entitled "Sunterra Corp. Reports Losses
                          per Share of $1.63 for the 1999 Fourth
                          Quarter; and $.48 for the Full Year."


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUNTERRA CORPORATION
                                            (Registrant)



Date: March 15,2000                        By /s/ RICHARD GOODMAN
                                              -------------------
                                              Richard Goodman
                                              Executive Vice President-Finance
                                              and Administration and Chief
                                              Financial Officer